                                                                   Exhibit 10.13

                              EMPLOYMENT AGREEMENT

                                    AMENDMENT

     THE EMPLOYMENT  AGREEMENT,  entered into on August 1, 2000, that terminates on July 31, 2002, by and between Cognigen Networks, Inc., a Colorado corporation
(the  "Company"),  and David G. Lucas (the  "Employee")  is hereby  amended  and modified as follows:  (a) the term thereof to extend from August 1, 2002, to and shall  terminate  on January 31, 2003;  and (b)  effective  August 1, 2002,  the compensation  thereof to increase to Sixty Thousand and Six Hundred  Seventy-Two
Dollars  ($60,672.00)  for the six-month term ending January 31, 2003. All other terms and conditions of the Agreement remain unchanged.

      The parties accept and execute this Agreement, dated July 29, 2002:

      COGNIGEN NETWORKS, INC.                                        EMPLOYEE:

By:  /s/ Darrell H. Hughes                     /s/ David G. Lucas
     ---------------------                     ------------------
Darrell H. Hughes, Chief Executive Officer     David G. Lucas
 and President

Attested to by:

/s/ David L. Jackson
--------------------
David L. Jackson, Corporate Secretary